Exhibit 23.1










                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1997 included in DynCorp's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.




                                                            ARTHUR ANDERSEN LLP



    Washington, D.C.
    June 17, 1997